Exhibit 10.151

Execution

AMENDMENT NO. 3 TO UNSECURED PROMISSORY NOTE

This Amendment No. 3 to Unsecured Promissory Note (the "Amendment") is made as of this 30th day of December, 2016, by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation ("Maker"), and GREAT HARBOR CAPITAL, LLC, a Delaware limited liability company ("Holder").

WHEREAS, the Maker is indebted to the Holder under a certain Unsecured Promissory Note in the principal amount of Seven Million Dollars ($7,000,000) dated March 21, 2016, as amended by that certain Amendment No. 1 to Unsecured Promissory Note dated April 5, 2016 and that certain Amendment No. 2 to Unsecured Promissory Note dated July 21, 2016 (as amended, the "Note"); and

WHEREAS, the Borrower and the Holder have agreed to amend the Note in accordance with this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1.     Section 3.11 of the Note is hereby restated in its entirety to read as follows:

3.11     Pari Passu Notes. Maker and Holder acknowledge and agree the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to all principal, interest or other payments due under that (a) the Third Golisano Holdings Note, that certain Unsecured Promissory Note, dated as of January 28, 2016, as amended by Amendment No. 1 dated as of March 31, 2016, Amendment No. 2 dated as of April 5, 2016 and Amendment No. 3 dated as of July 21, 2016 in the original principal amount of $2,500,000 issued by Maker to Golisano Holdings (the "First Golisano Holdings Note") and that certain Unsecured Promissory Note, dated as of March 21, 2016, as amended by Amendment No. 1 dated as of April 5, 2016 and Amendment No. 2 dated as of July 21, 2016 in the original principal amount of $7,000,000 issued by Maker to Golisano Holdings (the "Second Golisano Holdings Note") that certain Delayed Draw Unsecured Promissory Note, dated as of July 21, 2016 in the original principal amount of $4,769,996 issued by Maker to Golisano Holdings (the “Third Golisano Holdings Note”and together with the First Golisano Holdings Note and the Second Golisano Holdings Note, the "Golisano Holdings Notes"), (b) that certain Unsecured Promissory Note, dated as of January 28, 2016 as amended by Amendment No. 1 dated as of March 31, 2016, Amendment No. 2 dated as of April 5, 2016 and Amendment No. 3 dated July 21, 2016 in the original principal amount of $2,500,000 issued by Maker to Great Harbor (the "First Great Harbor Note"), and, that certain Unsecured Promissory Note, dated as of March 21, 2016, as amended by Amendment No. 1 dated as of April 5, 2016 and Amendment No. 2 dated as of July 21, 2016 in the original principal amount of $7,000,000 issued by Maker to Great Harbor (the "Second Great Harbor Note") and that certain Delayed Draw Unsecured Promissory Note, dated as of July 21, 2016 in the original principal amount of $4,769,996 issued by Maker to Little Harbor Capital, LLC (the “Little Harbor Note” and together with the First Great Harbor Note and the Second Great Harbor Note, the “Great Harbor Notes”) and (c) that certain promissory note, dated as of April 5, 2016, in the original principal amount of $500,000 issued by Maker to JL-US (the “JL-US Note”). Maker and Holder acknowledge and agree that all payments of principal and interest on this Note and all of the Golisano Notes, the Great Harbor Notes, and the JL-US Note (collectively, the "Investor Notes") shall all be made pro rata with respect to each such Investor Note based on the unpaid principal balance under all Investor Notes. If Holder receives any payment or other amount with respect to this Note in excess of that which it is entitled to under this Section 3.11, it shall, and shall be deemed to, hold such excess amount in trust for the benefit of Golisano Holdings, Great Harbor, and JL-US to the extent each is entitled thereto and shall pay such excess amount over to Golisano Holdings, Great Harbor and/or JL-US, as applicable, as promptly as practicable. Maker and Holder hereby agree that Golisano Holdings, Great Harbor and JL-US are each an express third party beneficiary of this Section 3.11 and it shall not be amended or modified without the express written consent of Golisano Holdings, Great Harbor and JL-US. Except as expressly amended hereby, all terms and conditions of the Note shall remain in full force and effect.

Amendment No. 3 to Unsecured Promissory Note (Great Harbor)

2.     Upon the effectiveness of this Amendment, each reference in the Note to "the Note," "this Note," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Note, as amended by this Amendment.

3.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Note, the terms and conditions of this Amendment shall govern.

4.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

Execution

IN WITNESS WHEREOF, Maker and Holder have executed this Amendment as of the date first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC. By: /s/ Naomi Whittel Name: Naomi Whittel Title: Chief Executive Officer GREAT HARBOR CAPITAL, LLC By: /s/ Mark J. Bugge Mark J. Bugge Title: Secretary

The undersigned hereby consent to this Amendment No. 3 to Unsecured Promissory Note.

GOLISANO HOLDINGS LLC

/s/ B. Thomas Golisano_______________

B. Thomas Golisano

Title: Member

JL-Utah Sub, LLC

/s/ Jonathan B. Rubini_________________

Jonathan B. Rubini

Title: Managing Member

Amendment No. 3 to Unsecured Promissory Note (Great Harbor)